As filed with the Securities and Exchange Commission on January 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman Real Estate Securities Income Fund Inc. Annual Report October 31, 2010

Contents
THE FUND
President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	25

Report of Independent Registered Public Accounting Firm	27
Distribution Reinvestment Plan	28
Directory	30
Directors and Officers	31
Proxy Voting Policies and Procedures	41
Quarterly Portfolio Schedule	41
Notice to Shareholders	41
Report of Votes of Shareholders	42
Board Consideration of the Management and Sub-Advisory Agreements	43

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the fiscal year ended October 31, 2010. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

In addition, I would like to provide an update on the Fund's tender offer activity. In February 2009, the Fund's Board of Directors authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the program, if the Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As part of the program, and to offset expenses associated with the tender offers, Neuberger Berman Management LLC agreed to voluntarily extend the management fee waivers then in place for the Fund for one year. During the reporting period, the Fund conducted the second and third of its measurement periods. For the 12-week measurement period ended November 10, 2010, the Fund traded at an average daily discount to NAV of greater than 10% and, therefore, is conducting a tender offer for up to 5% of its outstanding common shares. The offer commenced on December 20, 2010 and is currently expected to expire on January 19, 2011, unless extended.

Thank you for your confidence in the Fund. We will continue to do our best to earn your confidence and trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary (Unaudited)

For the fiscal year ended October 31, 2010, Neuberger Berman Real Estate Securities Income Fund Inc. posted a strong return on a net asset value (NAV) basis and outperformed its benchmark, the FTSE NAREIT All Equity REITs Index (previously known as the FTSE NAREIT Equity REITs Index). The Fund's use of leverage was a substantial contributor to performance during the reporting period.

During the first half of the period, real estate investment trusts (REITs) rallied sharply as credit conditions improved and economic data pointed to a recovery from the severe recession. The market was also supported by REITs' success in accessing the capital markets. However, beginning in late April 2010 and continuing through early June, REITs took a step backwards, as the sovereign debt crisis in Europe and some weaker-than-expected economic data triggered a flight to quality. REIT prices then rallied sharply in July given investors' expectations for better commercial real estate fundamentals supported by low levels of new construction and increasing demand from tenants. After largely treading water in August, REITs rallied over the last two months of the reporting period. In our view, this was triggered by improved investor sentiment as the Federal Reserve indicated that it was prepared to conduct a second round of quantitative easing to support the economy.

We made several adjustments to the portfolio during the fiscal year, based on signs that economic growth in the U.S. was slowing. During the first half of the period, we were in the midst of transitioning the portfolio from being somewhat defensive to focusing on more cyclical areas of the REIT market. This included adding to the Fund's exposure to the Industrials sector, given our belief it would be a beneficiary of an improving global economy. Over the fiscal year, we also increased the Fund's exposure to REIT common shares and reduced its weighting in REIT preferred shares, as we felt the former offered greater upside return potential. During the second half of the period, there were indications that the recovery was slowing and fears that the economy could experience a double-dip recession. Against this backdrop, we took a more cautious approach by de-emphasizing more cyclical sectors and favoring certain defensive areas of the market, such as the Health Care sector. Overall, these adjustments were positive for performance.

One modest detractor from results was the use of interest rate swaps, which we utilized to hedge the Fund's leverage exposure to floating rate borrowing costs. However, as previously mentioned, the use of leverage was a significant factor in the Fund's outperformance of its benchmark. Given the sharply rising REIT market during the reporting period, leverage served to further boost the Fund's results.

Looking ahead, we anticipate a somewhat challenging environment for the REIT market over the short term, given current economic conditions and continued high unemployment. However, we believe that demand fundamentals are at or near a bottom and should gradually improve, especially when combined with historic low levels of new supply. We remain optimistic about the intermediate and long-term prospects for the REIT market, given our view that, as the economy slowly strengthens, so too should prospects for REITs. In addition, most REITs continue to have ready access to the equity and debt capital markets as of the end of the fiscal year, and we believe they should be able to make attractive acquisitions in the coming years. As such, we continue to emphasize REITs with strong and flexible balance sheets that we believe have the ability to capitalize on this trend.

On a final note, many REITs reduced their dividends or chose to pay a portion of their dividends in stock during the credit crisis. In the marketplace, we have seen many REITs return to all-cash dividends and, in some cases, dividend increases from select REITs supported by improved earnings. We believe there could be additional dividend hikes going forward as REIT balance sheets and cash flows further strengthen. In our opinion, this would support investor demand for REITs in general, especially in light of what we expect to be a continued low interest rate environment.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

TICKER SYMBOLS
Real Estate Securities Income Fund	NRO

INDUSTRY DIVERSIFICATION
(% of Total Investments)
Apartments	5.9%
Diversified	7.0
Health Care	15.0
Hybrid REITS	3.1
Industrial	4.9
Lodging/Resorts	5.3
Manufactured Homes	0.1
Mixed	1.2
Mortgage Commercial Financing	3.6
Mortgage Home Financing	3.9
Office	16.1
Regional Malls	15.6
Self Storage	2.2
Shopping Centers	8.4
Specialty	6.0
Short-Term	1.7
Total	100.0

PERFORMANCE HIGHLIGHTS
Neuberger Berman
	Inception Date	Average Annual Total Return Ended 10/31/10
NAV1,3,4		1 Year	5 Years	Life of Fund
Real Estate Securities Income Fund	10/28/2003	54.41%	-8.64%	-1.76%
	Inception Date
Market Price2,3,4		1 Year	5 Years	Life of Fund
Real Estate Securities Income Fund	10/28/2003	59.45%	-7.24%	-3.79%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value ("NAV") of the Fund.
2	Returns based on the market price of Fund shares on the NYSE Amex.
3
Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it would otherwise be entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Management has voluntarily extended these waivers for one year. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

4	Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary

FTSE NAREIT All Equity REITs Index (previously known as FTSE NAREIT Equity REITs Index):
An unmanaged free float adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and includes reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc.

TOP TEN EQUITY HOLDINGS

1	OMEGA Healthcare Investors	8.7%	6	Health Care REIT	4.7%
2	CBL & Associates Properties	6.4%	7	NorthStar Realty Finance	4.6%
3	Macerich Co.	5.9%	8	Brandywine Realty Trust	4.5%
4	Glimcher Realty Trust	5.7%	9	Parkway Properties	4.5%
5	Lexington Realty Trust	5.4%	10	Highwoods Properties	4.4%

NUMBER OF SHARES		VALUE†

Common Stocks (76.0%)

Apartments (6.1%)
147,475	American CampusCommunities	$4,664,634
33,900	AvalonBay Communities	3,603,909
33,700	Essex Property Trust	3,806,752
67,201	Mid-America Apartment Communities	4,101,277
		16,176,572
Commercial Financing (2.5%)
409,423	Apollo Commercial Real Estate Finance	6,669,501
Diversified (3.5%)
63,599	Vornado Realty Trust	5,557,917
118,300	Washington Real Estate Investment Trust	3,789,149
		9,347,066
Health Care (10.5%)
250,000	HCP, Inc.	9,002,500
42,700	Health Care REIT	2,181,970
422,200	OMEGA Healthcare Investors	9,710,600
130,352	Ventas, Inc.	6,981,653
		27,876,723
Home Financing (5.8%)
376,500	Annaly Capital Management	6,667,815
433,100	Starwood Property Trust	8,752,951
		15,420,766
Industrial (7.3%)
295,000	AMB Property	8,316,050
102,222	EastGroup Properties	4,137,946
498,500	ProLogis	6,804,525
		19,258,521

NUMBER OF SHARES		VALUE†

Office (10.3%)
46,000	Boston Properties	$3,964,740
629,800	Brandywine Realty Trust	7,538,706
177,180	Highwoods Properties	5,869,973
86,777	Mack-Cali Realty	2,913,972
363,300	Piedmont Office Realty Trust	6,855,471
		27,142,862
Office—Industrial (1.8%)
142,800	Liberty Property Trust	4,778,088

Real Estate Management & Development (3.0%)
458,000	Brookfield Properties	7,964,620

Regional Malls (9.1%)
285,000	CBL & Associates Properties	4,468,800
353,578	Macerich Co.	15,773,115
40,761	Simon Property Group	3,913,871
		24,155,786
Self Storage (3.3%)
219,601	Sovran Self Storage	8,579,811

Shopping Centers (7.9%)
42,300	Federal Realty Investment Trust	3,467,754
479,300	Kimco Realty	8,258,339
127,064	Regency Centers	5,359,560
81,835	Tanger Factory Outlet Centers	3,921,533	ØØ
		21,007,186
Specialty (4.9%)
89,200	Digital Realty Trust	5,327,916
167,550	Entertainment Properties Trust	7,745,836
		13,073,752
	Total Common Stocks (Cost $152,940,549)	201,451,254

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†

Preferred Stocks (69.4%)

Apartments (2.6%)
138,000	Apartment Investment & Management, Ser. T	$3,525,900
129,040	Apartment Investment & Management, Ser. U	3,282,778
		6,808,678
Commercial Financing (4.6%)
605,000	NorthStar Realty Finance, Ser. B	12,281,500

Diversified (6.9%)
160,600	Cousins Properties, Ser. B	3,899,368
580,000	Lexington Realty Trust, Ser. B	14,389,800
		18,289,168
Health Care (11.6%)
402,283	Health Care REIT, Ser. D	10,338,673
279,090	LTC Properties, Ser. F	7,102,840
524,722	OMEGA Healthcare Investors, Ser. D	13,443,378
		30,884,891
Hybrid (2.8%)
131,915	iStar Financial, Ser. E	1,970,810
185,000	iStar Financial, Ser. G	2,693,600
185,000	iStar Financial, Ser. I	2,678,800
		7,343,210
Lodging (7.9%)
370,000	Ashford Hospitality Trust, Ser. D	8,491,500
260,800	Eagle Hospitality Properties, Ser. A	182,560*
179,900	Hersha Hospitality Trust, Ser. A	4,493,902
81,700	Hospitality Properties Trust, Ser. B	2,078,448
170,000	Lasalle Hotel Properties, Ser. G	4,074,900
65,900	Sunstone Hotel Investors, Ser. A	1,600,711
		20,922,021
Manufactured Homes (0.1%)
19,600	American Land Lease, Ser. A	401,800

NUMBER OF SHARES		VALUE†

Office (10.4%)
100,000	Brandywine Realty Trust, Ser. C	$2,500,000
80,000	Brandywine Realty Trust, Ser. D	1,985,600
31,450	Corporate Office Properties Trust, Ser. H	794,112
6,000	Highwoods Properties, Ser. A	5,898,750
478,000	Parkway Properties, Ser. D	11,950,000
100,000	SL Green Realty, Ser. C	2,509,000
73,200	SL Green Realty, Ser. D	1,861,476
		27,498,938
Regional Malls (14.0%)
528,000	CBL & Associates Properties, Ser. D	12,418,560
98,000	Glimcher Realty Trust, Ser. F	2,440,200
523,400	Glimcher Realty Trust, Ser. G	12,603,472	ØØ
151,300	Taubman Centers, Ser. G	3,835,455
232,700	Taubman Centers, Ser. H	5,819,827
		37,117,514
Shopping Centers (4.5%)
120,000	Cedar Shopping Centers, Ser. A	3,068,400
9,000	Developers Diversified Realty, Ser. G	224,280
11,550	Developers Diversified Realty, Ser. H	275,930
123,900	Developers Diversified Realty, Ser. I	3,025,638
216,600	Tanger Factory Outlet Centers, Ser. C	5,443,158
		12,037,406
Specialty (4.0%)
122,200	Digital Realty Trust, Ser. B	3,090,438
302,000	Dupont Fabros Technology, Ser. A	7,534,900	*
		10,625,338
	Total Preferred Stocks (Cost $191,146,081)	184,210,464

Short-Term Investments (2.6%)
6,822,224	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $6,822,224)	6,822,224

	Total Investments (148.0%) (Cost $350,908,854)	392,483,942	##

	Liabilities, less cash, receivables and other assets [(19.7%)]	(52,116,563)

	Liquidation Value of Auction Market Preferred Shares [(28.3%)]	(75,200,000)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$ 265,167,379

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	•	Level 1 – quoted prices in active markets for identical investments

	•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	•	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund's investments in interest rate swap contracts is determined by Management by obtaining valuations from independent pricing services which are based on multiple broker quotes (generally Level 2 inputs). The value of the Funds investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs). Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

For equity securities and interest rate swap contracts, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The value of the Fund's investments in foreign securities are generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are translated daily from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2010:

 Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$201,451,254	$—	$—	$201,451,254
Preferred Stocks
Apartments	6,808,678	—	—	6,808,678
Commercial Financing	12,281,500	—	—	12,281,500
Diversified	18,289,168	—	—	18,289,168
Health Care	30,884,891	—	—	30,884,891
Hybrid	7,343,210	—	—	7,343,210
Lodging	12,247,961	8,674,060	—	20,922,021
Manufactured Homes	401,800	—	—	401,800
Office	21,600,188	5,898,750	—	27,498,938
Regional Malls	37,117,514	—	—	37,117,514
Shopping Centers	9,011,768	3,025,638	—	12,037,406
Specialty	10,625,338	—	—	10,625,338
Total Preferred Stocks	166,612,016	17,598,448	—	184,210,464
Short-Term Investments	—	6,822,224	—	6,822,224
Total Investments	$368,063,270	$24,420,672	$—	$392,483,942

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Liability Valuation Inputs
The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(6,741,832)	$—	$(6,741,832)

##
At October 31, 2010, the cost of investments for U.S. federal income tax purposes was $355,280,941. Gross unrealized appreciation of investments was $53,621,045 and gross unrealized depreciation of investments was $16,418,044, resulting in net unrealized appreciation of $37,203,001 based on cost for U.S. federal income tax purposes.

ØØ	All or a portion of this security is segregated in connection with obligations for interest rate swap contracts.
*	Security did not produce income during the last twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
October 31, 2010
Assets
Investments in securities, at value*(Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$392,483,942
Deposits with brokers for open swap contracts (Note A)	7,400,000
Dividends and interest receivable	932,320
Prepaid expenses and other assets	269,298
Total Assets	401,085,560
Liabilities
Loans payable (Note A)	53,000,000
Interest rate swaps, at value (Note A)	6,741,832
Distributions payable—preferred shares	19,902
Distributions payable—common shares	157,489
Payable to investment manager—net (Notes A & B)	134,201
Payable to administrator (Note B)	81,830
Interest payable	86,819
Accrued expenses and other payables	496,108
Total Liabilities	60,718,181

Auction Market Preferred Shares Series A, B, C, D, E, F, G & H at liquidation value
21,120 shares authorized, 3,008 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	75,200,000
Net Assets applicable to Common Shareholders at value	$265,167,379

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$681,908,950
Undistributed net investment income (loss)	124,994
Accumulated net realized gains (losses) on investments	(451,699,821)
Net unrealized appreciation (depreciation) in value of investments	34,833,256

Net Assets applicable to Common Shareholders at value	$265,167,379

Common Shares Outstanding ($.0001 par value; 999,978,880 shares authorized)	61,814,787

Net Asset Value Per Common Share Outstanding	$4.29

*Cost of Investments:	$350,908,854

See Notes to Financial Statements

Statement of Operations

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
For the Year Ended October 31, 2010
Investment Income:

Income (Note A):
Dividend income—unaffiliated issuers	$18,786,257
Interest income—unaffiliated issuers	7,719
Income from securities loaned—net (Note E)	12,273
Foreign taxes withheld	(37,170)
Total income	$18,769,079

Expenses:
Investment management fees (Note B)	2,087,618
Administration fees (Note B)	869,841
Auction agent fees (Note B)	110,587
Audit fees	50,000
Basic maintenance expense (Note B)	25,000
Custodian fees (Note B)	101,376
Insurance expense	6,168
Legal fees	243,960
Shareholder reports	220,081
Stock exchange listing fees	11,017
Stock transfer agent fees	22,220
Interest expense (Note A)	1,563,192
Directors' fees and expenses	50,797
Tender offer fees (Note F)	235,184
Miscellaneous	47,577

Total expenses	5,644,618

Investment management fees waived (Notes A & B)	(661,079)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(148)

Total net expenses	4,983,391

Net investment income (loss)	$13,785,688

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	10,917,017
Sales of investment securities of affiliated issuers	(7,192)
Interest rate swap contracts	(3,955,035)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	77,368,039
Affiliated investment securities	(4,327)
Interest rate swap contracts	1,366,791

Net gain (loss) on investments	85,685,293

Distributions to Preferred Shareholders	(1,145,646)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$98,325,335

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES INCOME FUND
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$13,785,688	$13,247,241
Net realized gain (loss) on investments	6,954,790	(205,039,309)
Change in net unrealized appreciation (depreciation) of investments	78,730,503	198,997,940

Distributions to Preferred Shareholders From (Note A):
Net investment income	(1,145,646)	(1,632,382)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	98,325,335	5,573,490

Distributions to Common Shareholders From (Note A):
Net investment income	(15,356,094)	(9,575,164)
Tax return of capital	—	(32,946,770)

Total distributions to common shareholders	(15,356,094)	(42,521,934)

From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	346,775
Payments for shares redeemed in connection with tender offers (Note F)	(11,842,413)	(17,698,887)

Total net proceeds from capital share transactions	(11,842,413)	(17,352,112)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	71,126,828	(54,300,556)

Net Assets Applicable to Common Shareholders:
Beginning of year	194,040,551	248,341,107
End of year	$265,167,379	$194,040,551
Undistributed net investment income (loss) at end of year	$124,994	$152,330

See Notes to Financial Statements\

Statement of Cash Flows

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
For the Year Ended October 31, 2010
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$98,325,335
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(90,234,395)
Proceeds from disposition of investment securities	89,978,686
Purchase of short-term investment securities, net	(6,267,454)
Decrease in collateral for securities loaned	429,808
Increase in net interest payable/receivable on interest rate swap contracts	(22,263)
Increase in dividends and interest receivable	(15,253)
Decrease in receivable for securities lending income	16,151
Decrease in prepaid expenses and other assets	266,745
Increase in deposits with brokers for open interest rate swap contracts	(7,400,000)
Increase in accumulated unpaid dividends on Preferred Shares	15,468
Decrease in payable for collateral on securities loaned	(437,000)
Decrease in payable for securities lending fees	(5,320)
Increase in interest payable	19,523
Increase in accrued expenses and other payables	224,162
Unrealized appreciation on securities	(77,363,712)
Unrealized appreciation on interest rate swap contracts	(1,366,791)
Net realized gain from investments	(10,909,825)
Net realized loss from interest rate swap contracts	3,955,035

Net cash used in operating activities	$(791,100)

Cash flows from financing activities:
Cash distributions paid on Common Shares	(15,366,488)
Payout for Common Shares redeemed via tender offers	(11,842,413)
Cash receipts from loan	28,000,000

Net cash provided by financing activities	791,099
Net decrease in cash	(1)

Cash:
Beginning balance	1

Ending balance	$0

Supplemental disclosure
Cash paid for interest	$1,543,669

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income Fund Inc.

Note A—Summary of Significant Accounting Policies:

1
General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated daily into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5
Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of October 31, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2010, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, non-deductible restructuring cost, distributions in excess of current earnings and the characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, NAV applicable to common shareholders or NAV per common share of the Fund.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$16,501,740	$11,207,546	$—	$—	$—	$32,946,770	$16,501,740	$44,154,316

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$30,763,554	$(447,327,734)	$(416,564,180)

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, capital loss carryforwards and timing differences of income recognized on interest rate swaps.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2016	2017
$ 239,530,379	$ 207,797,355

During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of $11,887,434.
6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7
Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2010 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2010, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2010, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On October 29, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on November 30, 2010 to shareholders of record on November 15, 2010, with an ex-date of November 10, 2010. Subsequent to October 31, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on December 31, 2010 to shareholders of record on December 15, 2010, with an ex-date of December 13, 2010.

8
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9
Financial leverage: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed its Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Fund's regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is the greater of 125% of the base rate or 125 basis points plus the base rate (the base rate is the LIBOR Rate for the period most closely approximating the applicable AMPS series' distribution period). Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the AMPS. The Fund has paid, and continues to pay, distributions on its AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. The Fund continues to monitor the developments in the AMPS market.

Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS. Distribution rates are reset every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS based on the results of an auction, except during special rate periods. For the year ended October 31, 2010, distribution rates ranged from 1.46% to 1.58% for Series A, 1.46% to 1.58% for Series B, 1.46% to 1.58% for Series C, 1.46% to 1.58% for Series D, 1.46% to 1.58% for Series E, 1.46% to 1.58% for Series F, 1.48% to 1.60% for Series G, and 1.48% to 1.60% for Series H AMPS. The Fund declared distributions to preferred shareholders for the period November 1, 2010 to November 30, 2010 of $11,945, $11,207, $11,948, $11,209, $11,205, $11,205, $11,988 and $11,995 for Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H AMPS, respectively.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the "Facility") with State Street Bank and Trust Company ("State Street"). Under the terms of the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. The Fund has paid an up-front fee which is being amortized over the life of the Facility and pays a facility fee in arrears based on the entire amount of the Facility. These fees are included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. By October 31, 2008, the Fund had used borrowings under the Facility to redeem 8,352 of its outstanding AMPS with an aggregate liquidation preference of $208.8 million. The Fund subsequently repaid those borrowings. At October 31, 2010, there were $53 million in loans outstanding under the Facility.

During the period November 1, 2008 to October 31, 2009, the Fund redeemed 2,580 of its outstanding AMPS with an aggregate liquidation preference of $64.5 million.

10
Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During most of the fiscal year, eSecLending served as exclusive lending agent for the Fund. As a result of a bidding process on October 1, 2009, no principal had an exclusive securities lending arrangement with the Fund; as such, the Fund was not guaranteed any particular level of income during the fiscal year. As of August 27, 2010, the Fund no longer participates in a security lending program.

Under the securities lending arrangement, the Fund received cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invested all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund was not a money market fund registered under the 1940 Act and did not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. The Fund redeemed all of its investments in Quality Fund, if any, as of August 27, 2010.

Net income from the lending program represents any amounts received from a principal, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended October 31, 2010, the Fund received net income under the securities lending arrangement of $12,273, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net," which includes $6,742 of interest income that was earned from the Quality Fund.

11
Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12
Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13
Derivative instruments: During the year ended October 31, 2010, the Fund's use of derivatives was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS and Facility. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2010, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount(2)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	.256%	$(302,385)	$(6,439,447)	$(6,741,832)

(1)	30 day LIBOR (London Interbank Offered Rate) at September 30, 2010.

(2)	The notional amount at period end is indicative of the volume throughout the period.

At October 31, 2010, the Fund held the following derivatives (which did not qualify as hedging instruments under ASC 815) grouped by primary risk exposure:

Liability Derivatives
Interest Rate Risk
Interest Rate Swap Contract(1)	$(6,741,832)
Total Value	$(6,741,832)

(1)
"Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of October 31, 2010, which is reflected in the Statement of Assets and Liabilities under the caption "Interest rate swaps, at value."

The impact of the use of derivative instruments as reflected in the Statement of Operations during the year ended October 31, 2010, was as follows:

Realized Gain (Loss)(1)
Interest Rate Risk
Interest Rate Swap Contract	$(3,955,035)
Total Realized Gain (Loss)	$(3,955,035)

Change in Appreciation (Depreciation)(2)
Interest Rate Risk
Interest Rate Swap Contract	$1,366,791
Total Change in Appreciation (Depreciation)	$1,366,791

(1)	Reflected in the Statement of Operations under the caption "Net realized gain (loss) on interest rate swap contracts."
(2)	Reflected in the Statement of Operations under the caption "Change in net unrealized appreciation (depreciation) in value of interest rate swap contracts."
14
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15	Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such  investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding and borrowings under the Facility are not considered liabilities.
Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.13
2011	0.07

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the May 2009 tender offer and the Tender Offer Program, more fully described in Note F, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets would be:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.13
2011	0.07
2012	0.07

For the year ended October 31, 2010, such waived fees amounted to $661,079.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Directors who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and a new Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Other non-affiliated service providers: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2010, the impact of this arrangement was a reduction of expenses of $148.

In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% if the auction is successful, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the year ended October 31, 2010, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $96,203,033 and $93,911,454, respectively.

During the year ended October 31, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:
At October 31, 2010, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
61,814,787	20,806

Transactions in common shares for the years ended October 31, 2010 and October 31, 2009, were as follows:

	2010	2009
Shares Issued on Reinvestment of Dividends and Distributions	—	178,750
Redemption of Common Shares (Note F)	(3,253,410)	(6,994,335)
Net Increase (Decrease) in Common Shares Outstanding	(3,253,410)	(6,815,585)

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2010	Value October 31, 2010	Income from Investments in Affiliated Issuers Included in Total Income

Neuberger Berman Securities

Lending Quality Fund, LLC*	432,674	40,311,209	40,743,883	—	$—	$6,742

*
Quality Fund, a fund managed by NBFI, an affiliate of Management, was used to invest cash the Fund received as collateral for securities loans as approved by the Board. Because all shares of Quality Fund were held by funds in the related investment management complex, Quality Fund may have been considered an affiliate of the Fund.

Note F—Tender Offer Program:

The Fund conducted a tender offer in May 2009 for up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 3,569,693 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $2.08 per share, representing 98% of the NAV per share on May 29, 2009.

In 2009, the Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the initial measurement period under the Tender Offer Program, the Fund traded at an average daily discount to NAV of greater than 10%. As a result, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, the Fund accepted 3,424,642 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.00 per share, representing 98% of the NAV per share on October 16, 2009.

During the second measurement period under the Tender Offer Program, February 19, 2010 to May 14, 2010, the Fund traded at an average daily discount to NAV of greater than 10% and, therefore, conducted a tender offer that commenced June 11, 2010 and expired July 9, 2010, for up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on July 14, 2010, the Fund accepted 3,253,410 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.64 per share, representing 98% of the NAV per share on July 9, 2010.

During the third measurement period under the Tender Offer Program, August 18, 2010 to November 10, 2010, the Fund traded at an average daily discount to NAV of greater than 10% and, therefore, is conducting a tender offer that commenced December 20, 2010 and is expected to end January 19, 2011, unless extended. The Fund is offering to purchase up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

In connection with the Fund's May 2009 tender offer and the adoption of the Tender Offer Program, Management agreed to voluntarily extend for one year the contractual fee waivers currently in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender

Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.
Note G—Recent Market Events:

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), was signed into law initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the severity or duration of these market events.

Financial Highlights

Real Estate Securities Income Fund Inc.
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2010		2009		2008	2007	2006
Common Share Net Asset Value, Beginning of Year	$2.98		$3.45		$16.17	$21.23	$16.95

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.22		.19		1.00	1.08	.82
Net Gains or Losses on Securities (both realized and unrealized)	1.35		(.05)		(10.32)	(3.43)	5.28

Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.02)		(.21)	(.17)	(.19)
Net Capital Gains¢	—		—		(.06)	(.22)	(.16)
Total Distributions to Preferred Shareholders	(.02)		(.02)		(.27)	(.39)	(.35)
Total From Investment Operations Applicable to Common Shareholders	1.55		.12		(9.59)	(2.74)	5.75

Less Distributions to Common Shareholders From:
Net Investment Income	(.24)		(.14)		(.91)	(1.00)	(.79)
Net Capital Gains	—		—		(.70)	(1.32)	(.68)
Tax Return of Capital	—		(.46)		(1.52)	—	—
Total Distributions to Common Shareholders	(.24)		(.60)		(3.13)	(2.32)	(1.47)
Accretive Effect of Tender Offers	.00		.01		—	—	—
Common Share Net Asset Value, End of Year	$4.29		$2.98		$3.45	$16.17	$21.23
Common Share Market Value, End of Year	$3.88		$2.61		$3.15	$14.87	$18.16
Total Return, Common Share Net Asset Value†	54.41%		17.65%		(70.68)%	(13.17)%	37.59%
Total Return, Common Share Market Value†	59.45%		12.86%		(70.89)%	(6.66)%	40.49%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$265.2		$194.0		$248.3	$538.8	$707.2
Preferred Shares Outstanding, End of Year (in millions)	$75.2		$75.2		$139.7	$245.0	$245.0
Preferred Shares Liquidation and Market Value Per Share	$25,000		$25,000		$25,000	$25,000	$25,000
Ratios are calculated using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	2.09	%Ø	2.87	%Ø	1.40%	1.05%	1.04%
Ratio of Net Expenses‡	2.09	%Ø	2.87	%Ø	1.40%‡‡	1.05%	1.04%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	5.79%		8.34%		9.76%	5.57%	4.46%
Portfolio Turnover Rate	27%		41%		37%¢¢	17%	11%
Asset Coverage Per Preferred Share, End of Year@	$113,161		$89,510		$69,444	$80,030	$97,208
Loans Payable (in millions)	$53		$25		$—	$—	$—
Asset Coverage Per $1,000 of Loans Payable@@	$7,422		$11,770		$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income Fund Inc.
†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an operating expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡	After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net operating expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2010	2009	2008	2007	2006
2.37%	3.18%	1.72%	1.39%	1.39%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.
@@
Calculated by subtracting the Fund's total liabilities (excluding Loans payable and accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the outstanding loans payable balance.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.
Ø	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common shareholders were:

Year Ended October 31,
2010	2009
.66%	.90%

¢	Calculated based on the average number of shares outstanding during each fiscal period.
¢¢
On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into the Fund pursuant to an agreement and Plan of Reorganization approved by each of the Fund's and NRI's shareholders. Portfolio turnover excludes purchases and sales of securities by NRI as the acquired fund prior to merger date.

‡‡
Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the year ended October 31, 2008 would have been 1.36%.

ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

Year Ended October 31,
2010	2009	2008	2007	2006
.48%	1.03%	2.63%	2.02%	1.88%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman Real Estate Securities Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") as of October 31, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Securities Income Fund Inc. at October 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2010

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions are governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Stock Transfer Agent The Bank of New York Mellon 480 Washington Boulevard Jersey City, NJ 07317
Sub-Adviser Neuberger Berman LLC 605 Third Avenue New York, NY 10158-3698	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006
Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director
CLASS I

Independent Directors

Faith Colish (1935)	Director since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	43	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, October 2010 to Present; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	43
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, formerly, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director
Cornelius T. Ryan (1931)	Director since 2003	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	43
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bio Science Partners, 1981 to 2005.

Peter P. Trapp (1944)	Director since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	43	None.

Director who is an "Interested Person"

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	43	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director
CLASS II

Independent Directors

John Cannon (1930)	Director since 2003	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	43
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

C. Anne Harvey (1937)	Director since 2003	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	43
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	43
Manager, Old Mutual Funds of Hedge Funds fund complex (consisting of six funds), since 2006 for four funds and since 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director
Tom D. Seip (1950)	Director since 2003; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	43
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Director who is an "Interested Person"

Jack L. Rivkin* (1940)	Director since 2003; formerly, President 2003 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			43
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director
CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	43
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not -for -profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Robert A. Kavesh (1927)	Director since 2003	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	43
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director
Howard A. Mileaf (1937)	Director since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	43
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Edward I. O'Brien (1928)	Director since 2003	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	43	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Candace L. Straight (1947)	Director since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	43
Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Joseph V. Amato* (1962)	Director since 2008
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of LBHI Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
43
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2012, 2013, and 2011, respectively, and at each third annual meeting of shareholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*

Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2003
Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary Neuberger since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2003
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

In early 2011 you will receive information to be used in filing your 2010 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2010. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Report of Votes of Shareholders (Unaudited)

An annual meeting of shareholders of the Fund was held on June 1, 2010. Shareholders voted on the following matter: To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2013, or until their successors are elected and qualified. Class I Directors (which include Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp and Robert Conti) and Class III Directors (which include Joseph V. Amato, Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward A. O'Brien and Candace L. Straight) continue to hold office until the annual meeting in 2012 and 2011, respectively.

To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2013.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
C. Anne Harvey	53,846,194	2,768,075	—	—
George W. Morriss	53,939,725	2,674,544	—	—
Jack L. Rivkin	53,755,722	2,858,547	—	—
Tom D. Seip	53,939,895	2,674,373	—	—

Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Cannon	551	42	—	—

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 14, 2010, the Board of the Fund, including the Directors who are not "interested persons" of Management or the Fund ("Independent Fund Directors"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger in response to questions submitted by counsel for the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in 1940 Act matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems.

The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual and voluntary waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and/or a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

The Board also considered changes in management, staffing, resources and operations accompanying the separation of the Neuberger Berman entities from the LBHI bankruptcy estate.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable  but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the  Fund.

  H0650 12/10

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $40,000 and $40,000 for the fiscal years ended 2009 and 2010, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,500 and $6,500 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,000 and $10,000 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided comprised tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $16,500 and $16,500 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $100,000 and $0 for the fiscal years ended 2009 and 2010, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Cornelius T. Ryan, Tom D. Seip, and Candace L. Straight.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Steve S. Shigekawa is a Vice President of NB Management and a Senior Vice President of Neuberger Berman LLC. He has been a co-portfolio manager of the Registrant since 2008 and was an associate portfolio manger of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the firm covering REIT securities since 2002.

Brian Jones, CFA, is a Vice President of NB Management and Neuberger Berman LLC. He has been co-portfolio manager of the Registrant since 2008. After joining the firm in 1999, he was an associate analyst. In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2010.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Steven S. Shigekawa
Registered Investment Companies*	1	$174	0	0
Other Pooled Investment Vehicles	1	$50	0	0
Other Accounts**	74	$21	0	0
Brian Jones
Registered Investment Companies*	1	$174	0	0
Other Pooled Investment Vehicles	1	$50	0	0
Other Accounts**	74	$21	0	0
*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2010)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Steven S. Shigekawa	A
Brian Jones	A
A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = $1,000,001 or More
D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This table shows the purchases by or on behalf of the Registrant, or affiliated purchasers of the Registrant, of common stock that is registered by the Registrant pursuant to Section 12 of the Exchange Act.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
May 1 through May 31	N/A	N/A	N/A	N/A
June 1 through June 30*	N/A	N/A	N/A	N/A
July 1 through July 31*	3,253,410	$3.64	3,253,410	3,253,410
August 1 through August 31**	N/A	N/A	N/A	N/A
September 1 through September 30**	N/A	N/A	N/A	N/A
October 1 through October 31**	N/A	N/A	N/A	N/A
Total	3,253,410	$3.64	3,253,410	3,253,410

*
The Registrant conducted a tender offer from June 11, 2010 to July 9, 2010 (the “Tender Offer”). Under the terms of the Tender Offer, the Registrant offered to purchase up to 5% of its outstanding common stock at a price equal to 98% of its Net Asset Value (“NAV”) per share determined on the day the Tender Offer expired. The Tender Offer expired on July 9, 2010. On July 14, 2010, the Fund accepted 3,253,410 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.64 per share, representing 98% of the NAV per share on July 9, 2010.

**
In addition, the Registrant has implemented a semi-annual tender offer program consisting of up to four tender offers over a two-year period (“Tender Offer Program”). Under the Tender Offer Program, if the Registrant’s common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Registrant would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the third measurement period under the Tender Offer Program, from August 18, 2010 to November 10, 2010, the Fund traded at an average daily discount to NAV of greater than 10% and, therefore, is conducting a tender offer that commenced December 20, 2010 and is expected to end January 19, 2011, unless extended. The Fund is offering to purchase up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 29, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  December 29, 2010